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                                                                   EXHIBIT  99.1



                                  CERTIFICATION




     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NovaDel Pharma Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:


     (1) The Quarterly Report on Form 10-QSB for the quarter ended October 31, 2002 fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 10, 2002               /s/ Harry A. Dugger III. Ph.D
       -----------------              ----------------------------------------
                                           Harry  A.  Dugger  III,  Ph.D
                                     President  &  Chief  Executive  Officer


Dated: December 10,  2002             /s/  Donald J. Deitman
       ------------------             ----------------------------------------
                                           Donald  J.  Deitman
                                         Chief  Financial  Officer




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